The Ambassador Fund (the “Fund”)

(Ticker Symbol: EMPIX)

A series of Investment Managers Series Trust II

Supplement dated January 26, 2026, to the currently effective

Prospectus, Statement of Additional Information and Summary Prospectus.

The Board of Trustees of the Trust has approved the designation of the Ambassador Fund’s existing class of shares as Institutional Class Shares, effective February 28, 2026. The ticker symbol for the Institutional Class Shares remains “EMPIX.”

Please file this Supplement with your records.